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                                                                Exhibit a.I.(12)

                               ECLIPSE FUNDS INC.
                             ARTICLES SUPPLEMENTARY

         Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

         FIRST:   Under a power contained in Article V, Section 5.7 of the
charter of the Corporation ("Charter"), and pursuant to Sections 2-105(a)(9) and 2-208 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation ("Board"), by resolutions duly adopted at a meeting held on December 16, 2003, reclassified the following shares of authorized but unissued common stock, par value $0.01 per share ("Common Stock"), each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock, par value $0.01 per Share, of the Corporation as set forth in Article V of the Charter and in any other provision of the Charter relating to Common Stock of the Corporation generally, as follows:

100,000,000 shares of Common Stock (without further     as      100,000,000 shares of MainStay Intermediate Term
classification)                                                 Bond Fund Class A Shares

250,000,000 shares of MainStay Intermediate Term Bond   as      250,000,000 shares of MainStay Intermediate Term
Fund Class I Shares                                             Bond Fund Class B Shares

250,000,000 shares of MainStay Intermediate Term Bond   as      250,000,000 shares of MainStay Intermediate Term
Fund Service Class Shares                                       Bond Fund Class C Shares

250,000,000 shares of MainStay Indexed Bond Fund        as      250,000,000 shares of MainStay Indexed Bond Fund
Class I Shares                                                  Class A Shares

250,000,000 shares of MainStay Indexed Bond Fund        as      250,000,000 shares of MainStay Indexed Bond Fund
Service Class Shares                                            Class B Shares

250,000,000 shares of Common Stock (without further     as      250,000,000 shares of MainStay Indexed Bond Fund
classification)                                                 Class C Shares

83,000,000 shares of MainStay S&P 500 Index Fund        as      83,000,000 shares of MainStay S&P 500 Index Fund
Class I Shares                                                  Class A Shares

83,000,000 shares of MainStay S&P 500 Index Fund        as      83,000,000 shares of MainStay S&P 500 Index Fund
Service Class Shares                                            Class A Shares

84,000,000 shares of MainStay S&P 500 Index Fund        as      84,000,000 shares of MainStay S&P 500 Index Fund
Class C Shares                                                  Class A Shares

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
250,000,000 shares of Common Stock (without further     as      250,000,000 shares of MainStay S&P 500 Index Fund
classification)                                                 Class B Shares

100,000,000 shares of Common Stock (without further     as      100,000,000 shares of MainStay Asset Manager Fund
classification)                                                 Class A Shares

83,000,000 shares of MainStay Asset Manager Fund        as      83,000,000 shares of MainStay Asset Manager Fund
Class I Shares                                                  Class B Shares

83,000,000 shares of MainStay Asset Manager Fund        as      83,000,000 shares of MainStay Asset Manager Fund
Service Class Shares                                            Class B Shares

84,000,000 shares of MainStay Asset Manager Fund        as      84,000,000 shares of MainStay Asset Manager Fund
Class C Shares                                                  Class B Shares

83,000,000 shares of MainStay Short Term Bond Fund      as      83,000,000 shares of MainStay Short Term Bond Fund
Class I Shares                                                  Class A Shares

83,000,000 shares of MainStay Short Term Bond Fund      as      83,000,000 shares of MainStay Short Term Bond Fund
Service Class Shares                                            Class A Shares

84,000,000 shares of MainStay Short Term Bond Fund      as      84,000,000 shares of MainStay Short Term Bond Fund
Class C Shares                                                  Class A Shares

250,000,000 shares of Common Stock (without further     as      250,000,000 shares of MainStay Short Term Bond Fund
classification)                                                 Class B Shares

100,000,000 shares of Common Stock (without further     as      100,000,000 shares of MainStay All Cap Value Fund
classification)                                                 Class A Shares

250,000,000 shares of MainStay All Cap Value Fund       as      250,000,000 shares of MainStay All Cap Value Fund
Class I Shares                                                  Class C Shares

250,000,000 shares of MainStay All Cap Value Fund       as      250,000,000 shares of MainStay All Cap Value Fund
Service Class Shares                                            Class B Shares

100,000,000 shares of Common Stock (without further     as      100,000,000 shares of MainStay All Cap Growth Fund
classification)                                                 Class A Shares

250,000,000 shares of MainStay All Cap Growth Fund      as      250,000,000 shares of MainStay All Cap Growth Fund
Class I Shares                                                  Class C Shares

250,000,000 shares of MainStay All Cap Growth Fund      as      250,000,000 shares of MainStay All Cap Growth Fund
Service Class Shares                                            Class B Shares

100,000,000 shares of Common Stock (without further     as      100,000,000 shares of MainStay Mid Cap Core Fund
classification)                                                 Class A Shares

250,000,000 shares of MainStay Mid Cap Core Fund        as      250,000,000 shares of MainStay Mid Cap Core Fund
Class I Shares                                                  Class C Shares

250,000,000 shares of MainStay Mid Cap Core Fund        as      250,000,000 shares of MainStay Mid Cap Core Fund
Service Class Shares                                            Class B Shares

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         SECOND:  Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:

                                                                  AUTHORIZED SHARES
              NAME OF SERIES                     NAME OF CLASS      (IN MILLIONS)
---------------------------------------------    -------------    -----------------
MainStay Intermediate Term Bond Fund                   A                 100
MainStay Intermediate Term Bond Fund                   B                 250
MainStay Intermediate Term Bond Fund                   C                 250
MainStay Intermediate Term Bond Fund                   I                 250
MainStay Intermediate Term Bond Fund                Service              250
Eclipse International Broad Market Fund             No-Load              500
Eclipse International Broad Market Fund             Service              500
MainStay Indexed Bond Fund                             A                 250
MainStay Indexed Bond Fund                             B                 250
MainStay Indexed Bond Fund                             C                 250
MainStay Indexed Bond Fund                             I                 250
MainStay Indexed Bond Fund                          Service              250
MainStay S&P 500 Index Fund                            A                 250
MainStay S&P 500 Index Fund                            B                 250
MainStay S&P 500 Index Fund                            C                 250
MainStay S&P 500 Index Fund                            I                 250
MainStay S&P 500 Index Fund                         Service              250
Eclipse International Equity Fund                   No-Load              500
Eclipse International Equity Fund                   Service              500
MainStay Cash Reserves Fund                            I                4000
MainStay Cash Reserves Fund                         Service             4000
MainStay Cash Reserves Fund                      Sweep Shares           4000
MainStay Asset Manager Fund                            A                 100
MainStay Asset Manager Fund                            B                 250
MainStay Asset Manager Fund                            C                 250
MainStay Asset Manager Fund                            I                 250
MainStay Asset Manager Fund                         Service              250
MainStay Short Term Bond Fund                          A                 250
MainStay Short Term Bond Fund                          B                 250
MainStay Short Term Bond Fund                          C                 250
MainStay Short Term Bond Fund                          I                 250
MainStay Short Term Bond Fund                       Service              250
MainStay All Cap Value Fund                            A                 100
MainStay All Cap Value Fund                            B                 250
MainStay All Cap Value Fund                            C                 250
MainStay All Cap Value Fund                            I                 250
MainStay All Cap Value Fund                         Service              250
MainStay All Cap Growth Fund                           A                 100
MainStay All Cap Growth Fund                           B                 250
MainStay All Cap Growth Fund                           C                 250
MainStay All Cap Growth Fund                           I                 250

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
                                                                  AUTHORIZED SHARES
              NAME OF SERIES                     NAME OF CLASS      (IN MILLIONS)
---------------------------------------------    -------------    -----------------
MainStay All Cap Growth Fund                        Service              250
MainStay Mid Cap Core Fund                             A                 100
MainStay Mid Cap Core Fund                             B                 250
MainStay Mid Cap Core Fund                             C                 250
MainStay Mid Cap Core Fund                             I                 250
MainStay Mid Cap Core Fund                          Service              250
Common Stock (without further classification)                          1,750

         THIRD:   The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

         FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

         FIFTH:   The undersigned President of the Corporation acknowledges
these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

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         IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on December 22, 2003.

ATTEST:                                              ECLIPSE FUNDS INC.

/s/ Michael Hession                                  /s/ Stephen C. Roussin
---------------------                                -----------------------
Michael Hession                                      Stephen C. Roussin
Assistant Secretary                                  President